ADVAXIS, INC.
(a development stage company)

FINANCIAL STATEMENTS

DECEMBER 31, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Advaxis, Inc.

We have audited the accompanying balance sheets of Advaxis, Inc. (a development stage company) as of December 31, 2002 and 2003, and the related statements of operations, shareholders' equity (deficiency), and cash flows for the period March 1, 2002 (inception) to December 31, 2002, the year ended December 31, 2003, and the period March 1, 2002 (inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advaxis, Inc. as of December 31, 2002 and 2003, and the results of its operations and its cash flows for the period March 1, 2002 (inception) to December 31, 2002, the year ended December 31, 2003, and the period March 1, 2002 (inception) to December 31, 2003 in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has incurred losses from operations, has a working capital deficiency and has a shareholders' deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 1. These financial statements do not include any adjustments that may result from the outcome of this uncertainty.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

April 22, 2004, except for Note 5, Note 8,
and the last paragraph of Note 4, as to
which the date is December 20, 2004

1

ADVAXIS, INC.
(a development stage company)

BALANCE SHEET
	December 31,		September 30,
	2002	2003	2004	2004
			(unaudited)	(pro forma)
ASSETS

Current Asset - cash	$204,382	$47,160	$48,045	$2,873,045

Intangible Assets		277,243	386,743	386,743

Total Assets	$204,382	$324,403	$434,788	$3,259,788

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current Liabilities:
Accounts payable	$85,825	$1,018,936	$966,720	$966,720
Notes payable, current portion		25,408	607,990	607,990

Total current liabilities	85,825	1,044,344	1,574,710	1,574,710

Notes Payable, net of current portion	40,000	86,794	404,501	404,501

Total liabilities	125,825	1,131,138	1,979,211	1,979,211

Commitments and Contingencies

Shareholders' Equity (Deficiency):
Common stock - $0.001 par value; authorized 500,000,000
shares, issued and outstanding 17,102,923 shares	17,103	17,103	17,103	3,149
Additional paid-in capital	228,390	252,843	302,042	3,140,996
Deficit accumulated during the development stage	(166,936)	(1,076,681)	(1,863,568)	(1,863,568)

Shareholders' equity (deficiency)	78,557	(806,735)	(1,544,423)	1,280,577
Total Liabilities and Shareholders' Equity (Deficiency)	$204,382	$324,403	$434,788	$3,259,788

The accompanying notes and the report of independnet registered public accounting firm should be read in conjunction with the financial statements

2

ADVAXIS, INC.
(a development stage company)

STATEMENT OF OPERATIONS

	Period from		Period from			Period from
	March 1,		March 1,			March 1,
	2002		2002	Nine-month	Nine-month	2002
	(inception) to	Year ended	(inception) to	period ended	period ended	(inception) to
	December 31,	December 31,	December 31,	September 30,	September 30,	September 30,
	2002	2003	2003	2003	2004	2004
				(unaudited)		(unaudited)

Research and development expenses	$50,899	$491,508	$542,407	$385,077	$228,880	$771,287

General and administrative expenses	117,003	405,568	522,571	337,107	468,132	990,703

Interest expense		17,190	17,190	7,539	46,048	63,238

Other income	966	4,521	5,487	505	57	5,544

Net loss	(166,936)	(909,745)	(1,076,681)	(729,218)	(743,003)	(1,819,684)

Dividends attributed to preferred stock					43,884	43,884

Net loss applicable to common stock	$(166,936)	$(909,745)	$(1,076,681)	$(729,218)	$(786,887)	$(1,863,568)

Basic and diluted net loss per share	$(0.01)	$(0.05)	$(0.06)	$(0.04)	$(0.05)	$(0.11)

Weighted-average number of shares	17,102,923	17,102,923	17,102,923	17,102,923	17,102,923	17,102,923

The accompanying notes and the report of independnet registered public accounting firm should be read in conjunction with the financial statements

3

ADVAXIS, INC.
(a development stage company)

STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY)
Period from March 1, 2002 (inception) to September 30, 2004

	Preferred Stock			Common Stock			Deficit Accumulated
	Number of			Number of		Additional	During the	Shareholders'
	Shares			Shares		Paid-in	Development	Equity
	Outstanding	Amount		Outstanding	Amount	Capital	Stage	(Deficiency)

Preferred stock issued	3,418.18		$235,000					$235,000

Common stock issued				40,000	$40	$(40)

Options granted to consultants and
professionals						10,493		10,493

Net loss							$(166,936)	(166,936)

Retroactive restatement to reflect
recapitalization on November 12, 2004	(3,418.18)		(235,000)	17,062,923	17,063	217,937		0

Balance at December 31, 2002	- 0 -		- 0 -	17,102,923	17,103	228,390	(166,936)	78,557

Note payable converted into preferred stock	232.27		15,969					15,969

Options granted to consultants and
professionals						8,484		8,484

Net loss							(909,745)	(909,745)

Retroactive restatement to reflect
recapitalization on November 12, 2004	(232.27)		(15,969)			15,969

Balance at December 31, 2003	- 0 -		- 0 -	17,102,923	17,103	252,843	(1,076,681)	(806,735)

(Unaudited):
Stock dividend on preferred stock	638.31		43,884				(43,884)

Options granted to consultants and
professionals						5,315		5,315

Net loss							(743,003)	(743,003)

Retroactive restatement to reflect
recapitalization on November 12, 2004	(638.31)		(43,884)			43,884

Balance at September 30, 2004	$ - 0 -	$	- 0 -	17,102,923	$17,103	$302,042	$(1,863,568)	$(1,544,423)

The accompanying notes and the report of independnet registered public accounting firm should be read in conjunction with the financial statements

4

ADVAXIS, INC.
(a development stage company)

STATEMENT OF CASH FLOWS

	Period from March 1, 2002 (inception) to December 31, 2002	Year ended December 31, 2003	Period from March 1, 2002 (inception) to December 31, 2003	Nine-month period ended September 30, 2003	Nine-month period ended September 30, 2004	Period from March 1, 2002 (inception) to September 30, 2004
				(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss	$(166,936)	$(909,745)	$(1,076,681)	$(729,218)	$(743,003)	$(1,819,684)

Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:

Value assigned to options given as payment to
consultants and professionals	10,493	8,484	18,977	8,450	5,315	24,292

Amortization expense					14,970	14,970
Accrued interest on notes payable		3,171	3,171	2,378	27,800	30,971
Increase (decrease) in accounts payable	85,825	933,111	1,018,936	746,205	(52,216)	966,720

Net cash provided by (used in)
operating activities	(70,618)	35,021	(35,597)	27,815	(747,134)	(782,731)

Cash flows used in investing activity - cost of intangible assets		(277,243)	(277,243)	(248,516)	(124,470)	(401,713)

Cash flows from financing activities:
Proceeds from notes payable	40,000	85,000	125,000	25,969	872,489	997,489
Net proceeds on issuance of preferred stock	235,000		235,000			235,000

Cash provided by financing activities	275,000	85,000	360,000	25,969	872,489	1,232,489

Net increase (decrease) in cash	204,382	(157,222)	47,160	(194,732)	885	48,045

Cash at beginning of period		204,382		204,382	47,160

Cash at end of period	$204,382	$47,160	$47,160	$9,650	$48,045	$48,045

Supplemental schedule of noncash financing activities:

Common stock issued to founders	$40		$40			$40

Notes payable and accrued interest converted
to preferred stock		$15,969	$15,969	$15,969		$15,969

Stock dividend on preferred stock					$43,884	$43,884

The accompanying notes and the report of independnet registered public accounting firm should be read in conjunction with the financial statements

5

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

1.	PRINCIPAL BUSINESS ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Advaxis, Inc. (the "Company") was incorporated in 2002 and is a biotechnology company researching and developing new cancer-fighting techniques.

The Company is in the development stage and its operations are subject to all of the risks inherent in an emerging business enterprise. The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the financial statements, the Company has incurred losses from operations, and has a working capital deficit of $971,776 and $1,526,665, and a shareholders' deficiency of $806,735 and $1,544,423 at December 31, 2003 and September 30, 2004, respectively. Management intends to raise additional funds through equity and to develop technologies that will generate revenue that will allow the Company to continue as a going concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits.

Intangible assets, which consist primarily of legal costs in obtaining trademarks and patents, are being amortized on a straight-line basis over 15 and 17 years, respectively.

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An asset is considered to be impaired when the sum of the undiscounted future net cash flows expected to result from the use of the asset and its eventual disposition exceeds its carrying amount. The amount of impairment loss, if any, is measured as the difference between the net book value of the asset and its estimated fair value.

Basic loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the periods. Diluted earnings per share gives effect to dilutive options, warrants and other potential common stock outstanding during the period. Potential common stock has not been included in the computation of diluted loss per share, as the effect would be antidilutive.

Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates by management. Actual results could differ from these estimates.

The estimated fair value of the notes payable approximates the carrying amount based on the rates available to the Company for similar debt.

Accounts payable consists entirely of trade accounts payable.

Research and development costs are charged to expense as incurred.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

6

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

The Company has elected to apply APB Opinion No. 25 and related interpretations in accounting for its stock options granted to employees and has adopted the disclosure-only provisions of SFAS No. 123. Had the Company elected to recognize compensation cost based on the fair value of the options granted at the grant date as prescribed by SFAS No. 123, the Company's net loss would have been as follows:

	Period from
	March 1, 2002
	(date of inception) to	Year ended	Nine-month period ended
	December 31,	December 31,	September 30,
	2002	2003	2003	2004

Net loss, as reported	$(166,936)	$(909,745)	$(729,218)	$(743,00)

Deduct stock options
compensation expense
determined under fair-value- based method	(8,566)	(32,923)	(4,280)	(61,983)

Adjusted net loss	$(175,502)	$(942,668)	$(733,498)	$(804,986)

Basic and diluted loss per
share, as reported	$(.01)	$(.05)	$(0.04)	$(0.05)

Basic and diluted loss per
share, pro forma	$(.01)	$(.05)	$(0.04)	$(0.05)

The Company accounts for nonemployee stock-based awards in which goods or services are the consideration received for the equity instruments issued based on the fair value of the equity instruments in accordance with the guidance provided in the consensus opinion of the Emerging Issues Task Force ("EITF") Issue 96-18, Accounting for Equity Instruments that Are Issued to Other than Employees for Acquiring, or in Conjunction With Selling Goods or Services.

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the requirements of item 310(b) of Regulation S-B. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The results of operations for the nine-month period ended September 30, 2004 are not necessarily indicative of the results of operations expected for the year ended December 31, 2004.

7

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

In the opinion of management, the accompanying unaudited interim financial statements for the nine-month periods ended September 30, 2004 and 2003 include all adjustments (consisting only of those of a normal recurring nature) necessary for a fair statement of the results of the interim period.

2.	INTANGIBLE ASSETS:	Intangible assets consist of the following:

December 31, 2003

Trademarks	$8,243
Patents	269,000
$277,243

Estimated amortization expense is as follows:

Year ending December 31,
2004	$18,483
2005	18,483
2006	18,483
2007	18,483
2008	18,483

During the nine-month period ended September 30, 2004, the Company acquired $124,470 of new patents. Amortization expense during the period amounted to $14,970.

8

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

3.	NOTES PAYABLE:	Notes payable consist of the following:

December 31,	2003	2002

Note payable with interest at 6% per annum, due on December 31, 2005. The amount is mandatorily convertible at the time of the closing of the Company's contemplated $2,000,000 equity financing into the same class of shares issued at the equity financing at a conversion price per share equivalent to the price per share in the equity financing. Upon closing of an equity financing which is less than $2,000,000, the holder has the right to convert, at the holder's option, into the same class of shares issued at the equity financing at a conversion price per share equivalent to the price per share in the equity financing.
	$10,060

Note payable with interest at 8% per annum, due on November 10, 2008.	10,112

Note payable with interest at 8% per annum, due on December 17, 2008.	40,122

Note payable with interest at 6% per annum, due on December 31, 2004. The amount is mandatorily convertible at the time of the closing of the Company's contemplated $2,000,000 equity financing into the same class of shares issued at the equity financing at a conversion price per share equivalent to the price per share in the equity financing. Upon closing of an equity financing which is less than $2,000,000, the holder has the right to convert, at the holder's option, into the same class of shares issued at the equity financing at a conversion price per share equivalent to the price per share in the equity financing.
	25,408

(continued)

9

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

December 31,	2003	2002

Note payable with interest at 6% per annum, due on June 30, 2005. The amount is convertible at the holder's option into Series A convertible preferred stock at a price per share of $68.75.	$26,500	$25,000

Note payable with interest at 6% per annum, due and payable on June 30, 2005. The amount is convertible at the holder's option into Series A convertible preferred stock at a price per share of $68.75. The full amount of this note plus accrued interest of $969 was converted into 232.27 shares of Series A preferred stock on September 22, 2003.		15,000
	112,202	40,000

Less current portion	25,408
	$86,794	$40,000

Aggregate maturities of notes payable at December 31, 2003 are as follows:

Year ending December 31,

2004	$25,408
2005	36,560
2006
2007
2008	50,234
$112,202

During the nine-month period ended September 30, 2004, the Company entered into various convertible loan agreements amounting to $872,489, which accrue interest at 8% per annum and expire at various dates through 2008. A portion of these loans was converted into common stock at the time of the Company's recapitalization (see Note 8).

10

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

4.	STOCK OPTIONS:	The Company has adopted the Advaxis, Inc. 2002 Stock Option Plan (the "Plan"), which allows for grants up to 8,000 shares of the Company's common stock. The Plan shall be administered and interpreted by the Company's board of directors.

Stock option activity during the periods indicated is as follows:

		Weighted-
		average
	Options	Exercise
	Granted	Price

Granted from the period March 1, 2002 (inception)
to December 31, 2002	4,522	$73.63

Outstanding at December 31, 2002	4,522	73.63

Granted	1,286	97.47

Outstanding at December 31, 2003	5,808	$78.91

Vested and exercisable at December 31, 2003	2,835	$89.55

At December 31, 2003, the weighted exercise prices and weighted-average remaining contractual life of outstanding options were $78.91 and 8.87 years, respectively.

The fair value of each option is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used for grants in 2003 and 2002: dividend yield of 0%; average risk-free interest rates of 6%; volatility of 0%; and an expected life of 10 years in each year.

Also under the Plan, the Company has granted 3,430 options to purchase the Company's common stock that are being accounted for under variable plan accounting because these options have an exercise price that is subject to a one-time price adjustment following the next round of equity financing. Accordingly, each period, increases in the stock price of the Company will result in a charge to operations for the increase in the Company's stock price multiplied by the number of these options still outstanding. However, there has been no fluctuation in the Company's stock price from inception to December 31, 2003 and, as such, no charge has been taken on the accompanying statement of operations.

On November 12, 2004, in connection with the recapitalization (see Note 8), the above options were canceled, and employees and consultants were granted options of Great Expectations. The pro forma disclosures in Note 1 are presented for the options outstanding prior to the recapitalization.

11

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

5.	SHAREHOLDERS’ EQUITY:
Prior to the recapitalization (see Note 8), the Company had convertible preferred stock with $.001 par value and 50,000 shares authorized. 6,000 of those shares were designated as Series A and 3,418.18, 3,650.45, and 3.640.45 were issued and outstanding at December 31, 2002, December 31, 2003 and September 30, 2004, respectively. The Company also had 100,000 shares authorized of $.001 par value common stock with 40,000 shares issued and outstanding at December 31, 2002 and 2003, and at September 30, 2004.

The preferred stock and common stock amounts were retroactively restated to reflect the effects of the recapitalization on November 12, 2004 (see Note 8).

6.	COMMITMENTS AND CONTINGENCIES:	Pursuant to multiple consulting agreements and a licensing agreement, the Company is contingently liable for the following:

The Company is obligated to pay $35,500 to two consultants upon receiving financing of $1,000,000 or greater.

The Company is obligated to pay $20,000 to two consultants upon receiving financing of $500,000 or greater and an additional $20,000 upon receiving financing of $2,000,000 or greater.

The Company is obligated to pay $91,000 to two consultants upon receiving financing of $4,000,000 or greater.

Under a licensing agreement, the Company has agreed to pay $525,000 over a four-year period as a royalty after the first commercial sale of a product under the license. The Company is also obligated to pay annual license maintenance fees ranging from $25,000 to $125,000 per year after the first commercial sale of a product under the license. The Company is also obligated to pay up to $660,000 to the licensor upon receiving financing. The amount due is contingent upon the size of the financing.

As of December 31, 2003, the Company has an employment agreement with a key executive through December 31, 2004. The agreement shall be automatically renewed for one-year periods unless the Company or the key executive gives the other party written consent of its intent not to renew at least 30 days prior to the end of the term of the contract. The agreement provides for an annual base salary of $150,000, which will be adjusted to $225,000 to $250,000 per annum once the Company closes on its next round of equity financing.

The Company is also obligated under two employment agreements to pay approximately $220,000 per annum to two employees upon the closing of the next round of equity financing.

12

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

7.	INCOME TAXES:	The Company has a net operating loss carryforward of approximately $1,800,000 available to offset taxable income through 2023.

The tax effects of loss carryforwards give rise to a deferred tax asset and a related valuation allowance as follows:

Net operating losses		$720,000
Less valuation allowance		(720,000)
Deferred tax asset	$	- 0 -

The difference between income taxes computed at the statutory federal rate of 34% and the provision for income taxes relates to the following:

	Period from March 1, 2002 (inception) to	Year ended	Nine-month period ended
	December 31,	December 31,	September 30,
	2002	2003	2004	2003
			(unaudited)

Provision at federal statutory rate	34%	34%	34%	34%
Valuation allowance	(34)	(34)	(34)	(34)
	-0-%	-0-%	-0-%	-0-%

8.	SUBSEQUENT EVENTS:
On November 12, 2004, Great Expectations and Associates, Inc. ("Great Expectations") acquired the Company through a share exchange and reorganization (the "Recapitalization"), pursuant to which the Company became a wholly owned subsidiary of Great Expectations. Great Expectations acquired (i) all of the issued and outstanding shares of common stock of the Company and the Series A preferred stock of the Company in exchange for an aggregate of 15,597,723 shares of authorized, but theretofore unissued, shares of common stock, no par value, of Great Expectations; (ii) all of the issued and outstanding warrants to purchase the Company's common stock, in exchange for warrants to purchase 584,885 shares of Great Expectations; and (iii) all of the issued and outstanding options to purchase the Company's common stock in exchange for an aggregate of 2,381,525 options to purchase common stock of Great Expectations, constituting approximately 96% of the common stock of Great Expectations prior to the issuance of shares of common stock of Great Expectations in the private placement described below. Prior to the closing of the Recapitalization, Great Expectations performed a 200-for-1 reverse stock split, thus reducing the issued and outstanding shares of common stock of Great Expectations from 150,520,000 shares to 752,600 shares. Additionally, 752,600 shares of common stock of Great Expectations were issued to the financial advisor in connection with the Recapitalization. Pursuant to the Recapitalization, there are 17,102,923 common shares outstanding in Great Expectations.

As a result of the transaction, the former shareholders of Advaxis are the controlling shareholders of the Company. Additionally, prior to the transaction, Great Expectations had no substantial assets. Accordingly, the transaction is treated as a reverse acquisition of a public shell, and the transaction has been accounted for as a recapitalization of Advaxis, rather than a business combination. The historical financial statements of Advaxis are now the historical financial statements of the Company. Historical shareholders' equity (deficiency) of Advaxis has been restated to reflect the recapitalization, and include the shares received in the transaction.

Pro forma information has not been presented since the transaction is not a business combination.

Subsequent to September 30, 2004, Great Expectations sold to accredited investors at an initial closing of a private placement offering 117 units at $25,000 per unit for an aggregate purchase price of $2,925,000. Great Expectations issued to the Placement Agent and/or its designees an aggregate of 2,057,160 shares of common stock and warrants to acquire up to an aggregate of 2,038,328 shares of common stock. Each unit is comprised of (i) 87,108 shares of common stock, no par value, of Great Expectations ("Common Stock") and (ii) a five-year warrant (each a "Warrant" and collectively the "Warrants) to purchase 87,108 shares of Common Stock at an exercise price of $0.40 per share. At the initial closing, the accredited investors received an aggregate of 10,191,638 shares of Common Stock and Warrants to purchase 10,191,638 shares of Common Stock. In addition, on November 12, 2004, $595,000 aggregate principal amount of convertible promissory notes of the Company ("Advaxis Notes") including accrued interest, were converted into units on the same terms as the Units sold. The holders of the Advaxis Notes received an aggregate of 2,136,441 shares of Common Stock and Warrants to purchase 2,136,441 shares of Common Stock upon conversion of the Advaxis Notes plus accrued interest thereon. As of September 30, 2004, such convertible notes, including accrued interest, amounted to $580,190. The Company is continuing to market the units and presently intends to market up to a maximum aggregate of $7,000,000 of said units but, may yet, in its sole discretion, increase the offering to a maximum aggregate of $10,000,000. Pursuant to the Recapitalization and the first closing of the private placement, there are 31,488,160 common shares outstanding in Great Expectations.

The accompanying pro forma balance sheet reflects the private placement as if it had occurred on September 30, 2004.

13

ADVAXIS, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
December 31, 2003
(information related to the nine-month periods ended September 30, 2004 and 2003 is unaudited)

Pursuant to the Recapitalization and the first closing of the private placement, there are 2,381,525 options to purchase the Company's common stock outstanding. These options have a 10-year life and vest ratably over a four-year period. A summary of the options outstanding are as follows:

Options	Exercise Price

1,966,939	$0.1952
14,087	$0.2839
35,639	$0.2870
227,509	$0.3549
137,351	$0.4259
2,381,525

Pursuant to the Recapitalization and the first closing of the private placement, there are 14,951,292 warrants to purchase the Company's common stock outstanding. A summary of the warrants outstanding are as follows:

Amount	Exercise Price	Expiration

2,543,553	$0.20	2009
35,218	$0.28	2011
142,555	$0.29	2007
2,038,328	$0.29	2009
10,191,638	$0.40	2009
14,951,292

On December 20, 2004, the Company entered into an Amended and Restated Employment Agreement with J. Todd Derbin, its current chief executive officer and president ("Employment Agreement"). Pursuant to the terms of the Employment Agreement, Mr. Derbin shall serve as the Company's chief executive officer and president for a period of one year commencing on January 1, 2005. The Employment Agreement may be extended, in writing, by the Company and Mr. Derbin. Mr. Derbin's salary shall be $200,000, provided that it shall be increased to $225,000 or $250,000 based upon certain milestones of the Company as set forth in the Employment Agreement. In addition, Mr. Derbin shall be entitled to bonuses in the form of equity and/or cash as set forth in the Employment Agreement and he shall be entitled to receive non-qualified stock options to purchase common stock of the Company (the "Options"), the amount of which when added to his existing 1,172,767 options shall equal 5% of the total issued and outstanding common stock of the Company, as of March 31, 2005. One-half of the Options shall vest on the grant date and one-half of the Options shall vest monthly over four years at a rate of 1/48th per month. The grant of the Options is subject to the Company adopting a 2005 Stock Option Plan, which is subject to stockholder approval.

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